EXHIBIT 23.2

                             CONSENT OF INDEPENDENT
                           CERTIFIED PUBLIC ACCOUNTANT


         We consent to the incorporation by reference in this Registration Statement on Form S-3 of our report dated March 3, 1998, which appears on page 3 of the annual report on Form 10-K of Cimetrix Incorporated for the year ended December 31, 1997, and to the reference to our Firm under the caption "Experts" in the Prospectus.



                                                              TANNER + CO.



























Salt Lake City, Utah
October 14, 1998